THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                             STOCK PURCHASE WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK OF
                                 TIMELINE, INC.

         THIS CERTIFIES that, for value received, Pacific Crest Securities (the "Holder" or "Placement Agent") is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Timeline, Inc., a Washington corporation (the "Company"), Thirty-Six Thousand (36,000) shares (the "Shares") of the Company's common stock (the "Common Stock").

         This Warrant is issued pursuant to letter agreement by and between the Company and the Placement Agent, in connection with the private placement, through the Placement Agent, of shares of the Company's Common Stock.

1.       EXERCISE PRICE

         The per-Share purchase price under this Warrant (the "Exercise Price") shall be Five Dollars and Eighty-eight Cents ($5.88).

2.       EXERCISE OF WARRANT

         (a) The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time during the five-year period commencing on the date hereof, by the surrender of this Warrant and the Notice of Exercise form annexed hereto duly executed at the principal office of the Company in Bellevue, Washington (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company), and upon payment of the purchase price of the Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the Holder, if any, at the time of exercise in an amount equal to the purchase price of the Shares thereby purchased), whereupon the Holder shall be entitled to receive a certificate for the number of Shares so purchased.

         (b) Notwithstanding the foregoing, at any time during the five-year period commencing on the date hereof the Holder may elect to exercise this Warrant in whole by receiving shares of Common Stock equal to the value (as determined below) of this Warrant upon surrender of this

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Warrant at the office specified above together with notice of this election, whereupon the Holder shall be entitled to receive a certificate for the number of shares of Common Stock equal to the quotient obtained by dividing [(A - B)
(X)] by (A), where:

         (A)   =   the average of the high and low trading prices per share of the Common stock for the five trading days immediately preceding the date of such election;

         (B)   =   the Exercise Price per Share under this Warrant; and

         (X)   =   the number of shares of Common Stock issuable upon
                   exercise of this Warrant.

3.       TITLE TO WARRANT

         This Warrant shall not be transferred, sold, assigned, or hypothecated, except that it may be transferred or assigned to successors of the Holder, and may be transferred or assigned in whole or in part to any person who is an officer or employee (including without limitation registered representatives) of the Holder. Any such assignment shall be effected by the Holder by (i) executing the form of assignment at the end hereof, and (ii) surrendering this Warrant for cancellation at the office or agency of the Company referred to in Section 2 above, accompanied by a certificate (signed by an officer of the Holder if the Holder is a corporation), stating that each transferee is a permitted transferee under this Section, whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of Shares as are purchasable hereunder.

4.       ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP

         Certificates for shares of Common Stock purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company agrees that, if at the time of the surrender of this Warrant and exercise of the rights represented hereby, the Holder shall be entitled to exercise such rights, the shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then-current price at which each share may be purchased hereunder shall be paid in cash to the Holder.

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5.       CHARGES, TAXES AND EXPENSES

         Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6.       NO RIGHTS AS SHAREHOLDERS

         This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof.

7.       REGISTRY OF WARRANT

         The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the Holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8.       LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.       SATURDAYS, SUNDAYS, HOLIDAYS, ETC.

         If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

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10.      EARLY TERMINATION; RECLASSIFICATION

         (a) Merger, Sale of Assets. If at any time during the five-year period commencing from the Effective Date the Company proposes to merge with or into any other corporation, effect a reorganization or sell or convey all or substantially all of its assets to any other entity in a transaction in which the shareholders of the Company immediately before the transaction own immediately after the transaction less than a majority of the outstanding voting securities of the surviving entity (or its parent), then: (i) the Company shall give the Holder thirty (30) days notice of the proposed effective date of such transaction; (ii) notwithstanding Section 2 above to the contrary, this Warrant shall be exercisable subject to the limitation of this Section 10(a); and (iii) if the Warrant has not been exercised by the effective date of such transaction it shall terminate.

         (b) Reclassification, Etc. If the Company at any time shall, by subdivision, stock split, stock dividend, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of the same or securities of any other class or classes, this Warrant shall thereafter be to acquire such number and kind of securities, and at such prices, as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

         (c) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of shares of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of the purchase rights under this Warrant.

11.      REGISTRATION RIGHTS

         If the Company proposes to register, under the Securities Act of 1933 in connection with a public offering, any of those certain shares of Common Stock which were or are to be issued by the Company in connection with a private placement through the Placement Agent, then the Company shall promptly give the Holder written notice of such registration, together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of Holder given within twenty (20) days after mailing of such written notice from the Company, the Company shall use its best efforts to include in such registration the Shares underlying this Warrant, on the same terms as to selling costs and registration expenses, and on and subject to such other terms, provisions and conditions, as are applicable generally to the securities being registered.

12.      MISCELLANEOUS

         The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on June 7, 1996. This Warrant shall be

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binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Washington and for all purposes shall be construed in accordance with and governed by the laws of said state.

         IN WITNESS WHEREOF, Timeline, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.



                                       By______________________________________
                                         John W. Calahan, President
                                         and Chief Executive Officer

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                               NOTICE OF EXERCISE

TO:      TIMELINE, INC.

         (1) The undersigned hereby elects to purchase ______ shares of Common Stock of Timeline, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.

                        --------------------------------
                                     (Name)

                        --------------------------------
                                    (Address)

         (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

- -----------------------------            -------------------------------------
         (Date)                                      (Signature)

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                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                   this form and supply required information.
                    Do not use this form to purchase Shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_____________________________________________________________________________
                                 (Please print)

whose address is ____________________________________________________________
                                 (Please print)

_____________________________________________________________________________


                                Dated:     ______________________________, 19__

                   Holder's Signature:     ____________________________________

                     Holder's Address:     ____________________________________

                                           ____________________________________


Signature Guaranteed: _________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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